

PROFIRE ENERGY (OTCBB: PFIE) FINANCIAL OUTLOOK

FISCAL YEAR 2014

This report contains forward-looking information regarding PFIE.

TABLE OF CONTENTS

Contents

INTRODUCTION TO ANNUAL FORECAST

Introduction to Annual Forecast

THE ROLE OF OUR SHAREHOLDERS

In 2002 we started out as a small service company (delivering parts out of an old Buick) in Edmonton, Alberta. From those humble beginnings, we have built a strong reputation as a quality oilfield technology provider, which has allowed us to work with a growing number of oil and gas producers. In 2012, we were even recognized by the International Business Times as one of the fastest-growing companies in the world.

Such accomplishments are—in large part—due to our loyal shareholders, driven employees, and valued clients. Thank you for your support of this great company. It is greatly appreciated.

WHY PROVIDE FORECASTS?

As we have grown, we have made it a priority to provide valuable information to our shareholders. To that end, we have launched a new website with investor relations resources, provided periodic mailings to our shareholders (e.g. holiday letters), and are now introducing a new medium to convey annual company expectations.

It is our intent to release an annual forecast in the spring of each year so that our shareholders can understand our expectations for the coming fiscal year. The forecast will include both (a) annual revenue expectations and (b) annual net income expectations. While the company **will not provide ongoing guidance** (e.g. quarterly) relative to the forecast, we hope this new medium will help our shareholders understand our expectations for their company.

If you have questions about the new forecast, please contact our investor relations department, per the enclosed contact information.

We appreciate and value your role as a shareholder and contributor to this great company,



Andrew Limpert
Chief Financial Officer
May 6, 2013

Forward-Looking Statements

This financial outlook contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 and information relating to the Company, such as anticipated revenue and net income values; the Company's potential for strong revenue growth in the future; the Company's potential to deliver shareholder and customer value in the future; and the belief that the Company's sales team will capitalize on future sales opportunities, which are based on the beliefs of, as well as assumptions made by, and information currently available to, our management. Words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "forecast," "appear", "project" and similar expressions, as they relate to the Company are intended to identify forward-looking statements. These statements reflect our management's current views with respect to future events are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions of future events that may not prove to be accurate. Such statements involve known and unknown risks, uncertainties, assumptions and other factors many of which are out of the Company's control and difficult to forecast that may cause actual results to differ materially from those that may be described or implied. Such factors include but are not limited to: general economic conditions; competitive factors; political, economic, and regulatory changes affecting the oil and gas industry; commodity price changes (i.e. of oil and gas) that could affect sales strategies; changes in supplier pricing or transit costs; changes in exchange rates, especially US/Canadian exchange rates; changes in demand for combustion management products, and various other factors, both referenced and not referenced above, and included in the Company's filings with the Securities and Exchange Commission (the "Commission"), including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In view of these uncertainties, readers should not place undue reliance on any forward-looking statements, which are based on current expectations. You are advised to carefully review and consider the various disclosures in the Company's filings with the Commission.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance or achievements may vary materially from those described as anticipated, believed, estimated, expected, intended, planned or projected. Except as required by law, the Company neither intends nor assumes any obligation to revise or update these forward-looking statements, which speak only as of their dates. The Company nonetheless reserve the right to make such updates from time to time by press release, periodic report or other method of public disclosure without the need for specific reference to this financial outlook. No such update shall be deemed to indicate that other statements not addressed by such update remain correct or create an obligation to provide any other updates.

FY2014 Targets

For the purposes heretofore mentioned—and in conjunction with the safe harbor statement herein, the following forecasts are estimated:

Forecast Item	Estimate
Revenues for Fiscal Year 2013 (April 1, 2012 – March 31, 2013)	$16,700,000
Net Income for Fiscal Year 2013 (April 1, 2012 – March 31, 2013)	$1,400,000
Revenues for Fiscal Year 2014 (April 1, 2013 – March 31, 2014)	$22,500,000
Net Income for Fiscal Year 2014 (April 1, 2013 – March 31, 2014)	$4,200,000

Financial Exhibits—Annual

BASIS FOR FORECASTS

From FY 2008 to FY 2012, annual revenues for the company grew 269% from $4.3 million to $15.9 million. Per our 2014 forecasts, we believe there is potential for strong revenue growth in the coming years.


TOTAL ANNUAL REVENUES (FY)
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$4,352,536
$6,257,269
$5,912,350
$8,033,926
$15,925,213
$16,700,000
$22,500,000
2008
2009
2010
2011
2012
2013
2014

Profire is committed to fiscal discipline, which has historically resulted in consistent annual net income growth. We believe that with continued financial discipline, we will continue to deliver value to our customers and shareholders for years to come. Increased investment during the FY2013 in personnel, marketing, and fixed assets contributed to an anticipated decline in net income during FY2013.


TOTAL ANNUAL NET INCOME (FY)
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$314,087
$875,145
$1,279,274
$1,626,463
$3,187,771
$1,400,000
$4,200,000
2008
2009
2010
2011
2012
2013
2014

Estimate/Forecast

Financial Exhibits—Quarterly

BASIS FOR ESTIMATES

In recent quarters, the US sales team has consistently found and capitalized on new opportunities throughout the United States. We believe they will continue to do so, providing a steady revenue source:


US QUARTERLY REVENUES
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$-
$34,442
$233,175
$602,053
$804,776
$1,154,970
$1,405,176
$2,400,000
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Our Canadian sales team has historically provided a steady stream of revenue, which has been largely responsible for our past growth. However, recently (as mentioned in our Quarterly Report on Form 10-Q for FY2013 Q3) there was some uncertainty surrounding pending legislative changes, resulting in constrained Canadian sales. While we have noticed movement toward historical purchasing levels, such levels have not returned yet:


CANADA QUARTERLY REVENUES
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$2,683,724
$4,488,079
$4,835,808
$3,047,932
$2,872,497
$3,224,623
$2,135,885
$2,800,000
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Estimate/Forecast

CONTACT INFORMATION

Contact Information

For investor materials, information, or additional inquiries, please contact:

NATHAN MCBRIDE
FINANCE, COMMUNICATIONS & IP

O: (801) 701-2502
E:NMCBRIDE@PROFIREENERGY.COM

Company Information

Profire Energy
321 South 1250 West, Lindon, UT 84042
Tel 801.796.5127

www.ProfireEnergy.com

PROFIRE ENERGY INC